SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                              CONGOLEUM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                 _______________________________

4)   Proposed maximum aggregate value of transaction: __________________________

5)   Total fee paid: ___________________________________________________________

|_|  Fee paid previously with preliminary materials: ___________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.: ________________________

     3)   Filing Party: ________________________________________________________

     4)   Date Filed: __________________________________________________________

                                 Explantory Note

      We are filing this Amendment Number 1 to our definitive proxy statement for the sole purpose of including the form of our proxy card. This item was inadvertently omitted from the original definitive proxy statement, which we filed with the Securities and Exchange Commission on March 30, 2007. The form of proxy card is located on the last page of this document. This revised definitive proxy statement is in all other respects identical to the definitive proxy statement we filed on March 30, 2007.

                              CONGOLEUM CORPORATION
                             3500 Quakerbridge Road
                          Mercerville, New Jersey 08619

                 ---------------------------------------------

                       NOTICE OF ANNUAL MEETING TO BE HELD
                                   MAY 8, 2007

                 ---------------------------------------------

TO THE STOCKHOLDERS OF CONGOLEUM CORPORATION:

      Notice is hereby given that the Annual Meeting of the Stockholders (the "Meeting") of Congoleum Corporation (the "Company") will be held at Bank of America, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on Tuesday, May 8, 2007 at 1:30 P.M. local time, for the following purposes:

      (1) To elect three Class B directors who will hold office until the Meeting in 2010 and until their successors are duly elected and qualified.

      (2) To transact any other business that may properly come before the Meeting or any adjournment thereof.

      The close of business on March 9, 2007 has been fixed as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 is enclosed with this proxy statement.

      It is desirable that the stock of the Company be represented as fully as possible at the Meeting. Please sign, date and return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person, whether or not you have sent in your proxy, and your vote at the meeting will revoke any prior proxy you may have submitted.

                                      By Order of the Board of Directors
                                      CONGOLEUM CORPORATION


                                      Howard N. Feist III
                                      Secretary

Mercerville, New Jersey
April 12, 2007

                              CONGOLEUM CORPORATION
                             3500 Quakerbridge Road
                          Mercerville, New Jersey 08619


                 ---------------------------------------------

                                 PROXY STATEMENT

                 ---------------------------------------------

                            ANNUAL MEETING TO BE HELD
                                   May 8, 2007

      This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors of Congoleum Corporation (the "Company"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 8, 2007 at Bank of America, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts at 1:30 P.M. local time, and at any adjournments thereof. The cost of preparing and mailing the notice, proxy statement and proxy card will be paid by the Company. It is expected that the solicitation of proxies will be by mail only, but may also be made by overnight delivery service, facsimile, personal interview, e-mail or telephone by directors, officers or employees of the Company. The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy materials to those persons for whom they hold such stock and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. This proxy statement and the accompanying proxy card are being first mailed to stockholders on or about April 12, 2007.

      Proxies in the accompanying form, properly executed and duly returned to the Company and not validly revoked, will be voted at the Meeting (including adjournments) in accordance with your instructions. Proxies in the accompanying form, properly executed and duly returned to the Company and not validly revoked, but which do not indicate how the shares are to be voted as to the election of directors at the Meeting, will be voted "FOR" each of the Class A director nominees.

      Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by notice of revocation filed in writing with the Secretary of the Company or by voting the shares subject to such proxy in person at the Meeting. Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person.

      On March 9, 2007, there were 3,663,390 shares of the Company's Class A common stock and 4,608,945 shares of the Company's Class B common stock outstanding. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share of Class A common stock held and two votes for each share of Class B common stock held. For purposes of the election of Directors and such other matters that may properly come before the Meeting, shares of Class A common stock and Class B of common stock will vote together as a single class.

      A quorum for the consideration of any question at the Meeting will consist of the holders of a majority of all common stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy. A plurality of the votes cast by holders of the shares present or represented and entitled to vote at the Meeting is required to elect directors. On all other matters, a majority of the votes cast by the holders of the shares represented and entitled to vote at the Meeting is required to decide the question. Shares represented by proxies marked "WITHHELD" with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the vote on this matter.

      A "broker non-vote" occurs with respect to a proposal when a broker, bank or other nominee holds shares of record in its name, is not permitted to vote on such proposal without instruction from the beneficial owner of the shares, and receives no instruction from the beneficial owner. Brokers, banks or other nominees who hold your shares in their names will be permitted to vote such shares with respect to the proposal to elect three directors to be voted on at the Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal.

           DELIVERY OF PROXY MATERIAL AND ANNUAL REPORTS TO HOUSEHOLDS

      The Securities and Exchange Commission permits companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report on Form 10-K and this proxy statement.

      If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

      Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and this proxy statement is delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to: Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619,
Attention: Howard N. Feist III, or by calling the Company at 609-584-3000. The Company will promptly deliver an Annual Report and/or proxy statement upon receipt of such request.

      Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent to house holding.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into three classes, as nearly equal in size as possible, with staggered terms of three years which expire at successive Annual Meetings of Stockholders. The term of the Class B directors elected at this Meeting will expire at the Annual Meeting of Stockholders held in 2010 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, persons named as proxies intend to vote for such other person as management may recommend. Each nominee is currently a director of the Company.

      The following table sets forth the name, age and principal occupation of each of the nominees for election as director and each current director in the classes continuing in office, together with a statement as to the period during which he has served as a director of the Company. Each of the nominees was recommended by the Company's majority stockholder, chief executive officer and non-management directors:

                                                     Business Experience and                          Expiration of
          Name (Age)                                   Other Directorships                            Present Term
          ----------                                   -------------------                            ------------

Nominees:
CLASS B DIRECTORS

Mark N. Kaplan (77)              Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP,                    2007
                                 attorneys (since 1999).  Director of American Biltrite Inc.,
                                 DRS Technologies, Inc., Refac Optical Group, Volt Information
                                 Sciences, Inc. and Autobytel Inc.  Director of the Company
                                 since 1995.

Richard G. Marcus (59)           Vice Chairman of the Company (since 1994) and a Director                 2007
                                 (since 1993).  Director (since 1982), President (since 1983)
                                 and Chief Operating Officer (since 1992) of American Biltrite
                                 Inc.  American Biltrite Inc. is the controlling shareholder of the Company and owns and operates other businesses selling tape and film, flooring, rubber products and costume jewelry.

Mark S. Newman (57)              Chairman of the Board (since 1995) and President and Chief               2007
                                 Executive Officer (since 1994) of DRS Technologies, Inc., a high technology defense electronics systems company.  Director of Refac Optical Group.  Governor of Aerospace Industries
                                 Association, Director of New Jersey Technology Council, and
                                 EFJ, Inc.  Director of the Company since 2000.

Incumbent Directors:

                                                     Business Experience and                          Expiration of
          Name (Age)                                   Other Directorships                            Present Term
          ----------                                   -------------------                            ------------

CLASS A DIRECTORS

William M. Marcus (69)           Director, Executive Vice President and Treasurer of American             2009
                                 Biltrite Inc. (since 1966). Director of the Company since 1993.

C. Barnwell Straut (81)          Managing Director of Hillside Capital Incorporated, an                   2009
                                 investment firm (since 1976). Director of the Company since
                                 1986.

Jeffrey H. Coats (49)            Chief Executive Officer, President and Director of Mikronite             2009
                                 Technologies Group Inc., an industrial technology company
                                 (since 2002).  Executive Chairman of Crane Cams, a
                                 manufacturer of automotive components, (since September 2006).
                                 Managing Director of Maverick Associates LLC, a financial
                                 consulting and investment company (since 2001). From July 1999 to July 2001, Founder and Managing Director of TH Lee Global
                                 Internet Managers, L.P., an equity investment fund.  Director of Autobytel Inc. Director of the Company since 2005.

CLASS C DIRECTORS

Roger S. Marcus (61)             Director and President and Chief Executive Officer of the                2008
                                 Company (since 1993) and Chairman (since 1994).  Mr. Marcus is also a Director (since 1981), Chairman of the Board (since
                                 1992) and Chief Executive Officer (since 1983) of American
                                 Biltrite Inc.

Adam H. Slutsky (43)             Chief Executive Officer of Mimeo.com, an online document                 2008
                                 production company (since 2005).  Prior to that, Senior Vice
                                 President of Advanced Services at America Online, Inc., a
                                 leading network of Web brands and Internet access subscription service provider, from 1999 to 2003.  Founder - Moviefone, a leading provider of movie information and tickets, which was acquired by America Online in 1999.  Director of the Company since 2005.

Note: Roger S. Marcus and Richard G. Marcus are brothers, and William M. Marcus is their cousin. All incumbent and nominee directors, except for Adam H. Slutsky and Jeffrey H. Coats, were directors, and Roger S. Marcus and Richard G. Marcus were executive officers of the Company on or within the two year period prior to December 31, 2003, when the Company filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

Pursuant to the American Stock Exchange independence standards, the Company's Board of Directors has determined that the following five of its eight directors are independent: Mark N. Kaplan, Mark S. Newman, C. Barnwell Straut, Jeffrey H. Coats and Adam H. Slutsky.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS B DIRECTOR.

                               EXECUTIVE OFFICERS

      The following table sets forth certain information relating to the executive officers of the Company:

                                                                                                          Executive Officer
     Executive Officers (Age)(1)                                   Position                                     Since
     ------------------------                                      ---------                                    -----

Roger S. Marcus (61)(2)                 Director and President and Chief Executive Officer of the                1993
                                        Company (since 1993) and Chairman (since 1994).  Mr. Marcus is also a Director (since 1981), Chairman of the Board (since
                                        1992) and Chief Executive Officer (since 1983) of American
                                        Biltrite Inc.  American Biltrite Inc. is the controlling
                                        shareholder of the Company and owns and operates other
                                        businesses selling tape and film, flooring, rubber products and costume jewelry.

Dennis P. Jarosz (61)                   Sr. Vice President - Sales & Marketing (since 2002).                     1995
                                        Previously, he was Sr. Vice President - Marketing (since
                                        1995). Prior thereto, he had served as Vice President -
                                        Marketing (since 1993) and Vice President - Sales & Marketing of the tile division of American Biltrite Inc. (since 1986).

Thomas A. Sciortino (60)                Sr. Vice President - Administration of the Company (since                1993
                                        1993).  Prior thereto, he was Vice President - Finance of the tile division of American Biltrite Inc. (since 1982).

Sidharth Nayar (46)                     Sr. Vice President - Finance of the Company (since 1999).                1999
                                        Prior thereto, he served as Vice President - Controller of the
                                        Company (since 1994) and prior to that he was Controller
                                        (since 1990).

John L. Russ III (66)                   Sr.  Vice President - Operations (since 2002).  Prior thereto,           2002
                                        he served as Executive Vice President for Borden Chemicals,
                                        Inc. (Forest Products Division), a supplier of resins and
                                        adhesives (since 1997).  Prior to that he was Executive Vice
                                        President of Borden Chemicals and Plastics, a specialty resins manufacturer (since 1987).

Richard G. Marcus (59)(2)               Vice Chairman of the Company (since 1994) and a Director                 1994
                                        (since 1993).  Director (since 1982), President (since 1983)
                                        and Chief Operating Officer (since 1992) of American Biltrite
                                        Inc.

Howard N. Feist III (50)                Chief Financial Officer and Secretary of the Company (since              1988
                                        1988).  Mr. Feist is also Vice President - Finance and Chief
                                        Financial Officer of American Biltrite Inc. (since 2000).

(1) Each of the executive officers were executive officers of the Company on or within the two year period prior to December 31, 2003, when it filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

(2)   Roger S. Marcus and Richard G. Marcus are brothers.

                    CERTAIN BENEFICIAL OWNERS OF COMMON STOCK

      The following table, together with the accompanying text and footnotes, sets forth, as of March 9, 2007, the holdings of the common stock (Class A and Class B) of (a) each director of the Company and of each person nominated to become a director of the Company, (b) each person named in the Summary Compensation Table that appears later in this proxy statement, (c) all executive officers and directors as a group, and (d) each person who, to the Company's knowledge, beneficially owns more than 5% of its common stock:

                                                        Title of           Amount and                         Percent of
                                                        Class of            Nature of                          Combined
                  Name and Address                       Shares            Beneficial            Percent of     Voting
                of Beneficial Owner                    Owned (1)         Ownership (11)            Class         Power
                -------------------                    ---------         --------------            -----         -----

Directors and Executive Officers (25)


Roger S. Marcus ...............................         Class A         311,100(3)(4)(5)(12)        7.6%          2.3%
                                                        Class B       4,395,605(1)(2)(3)(4)        95.4%         66.1%

William M. Marcus .............................         Class A         155,100(3)(4)(5)(13)        3.8%          1.2%
                                                        Class B       4,395,605(1)(2)(3)(4)        95.4%         66.1%

Richard G. Marcus ............................          Class A         311,100(3)(4)(5)(14)        7.6%          2.3%
                                                        Class B       4,395,605(1)(2)(3)(4)        95.4%         66.1%

C. Barnwell Straut ............................         Class A           5,500(8)                   *             *

Mark S. Newman ................................         Class A           4,000(9)                   *             *

Mark N. Kaplan ................................         Class A          20,500(10)                  *             *

Dennis P. Jarosz ..............................         Class A          20,500(15)                  *             *

Sidharth Nayar ................................         Class A          13,785(20)                  *             *

Thomas A. Sciortino ...........................         Class A          18,615(16)                  *             *

John L. Russ III ..............................         Class A          16,500(17)                  *             *

Howard N. Feist III ...........................         Class A          14,177(18)                  *             *

Adam H. Slutsky ...............................         Class A           1,500(21)                  *             *

Jeffrey H. Coats .............................          Class A           1,500(22)                  *             *

All directors and executive officers
  as a group (13 persons) .....................         Class A         591,677(19)                14.5%          4.4%
                                                                      4,608,945(1)(2)(3)          100.0%         66.1%


Conus Partners Inc.
   One Rockefeller Plaza, 19th Floor                    Class A         234,500(23)(24)             5.7%          1.8%
   New York, NY 10020

Dimensional Fund Advisors, Inc.
   1299 Ocean Avenue, Suite 650                         Class A         270,100(6)(7)               6.6%          2.0%
   Santa Monica, CA 90491

American Biltrite Inc.
   57 River Street                                      Class A         151,100(3)(5)               3.7%          1.1%
   Wellesley Hills, MA 02481                            Class B       4,395,605(1)(3)              95.4%         66.1%

* Less than 1%

(1) The shares of the Company's Class B common stock are convertible into an equal number of shares of the Company's Class A common stock without the requirement of any further action upon their sale or other transfer by Hillside Capital Incorporated ("Hillside Capital") or American Biltrite Inc. ("American Biltrite") to a person or entity other than one of its affiliates. In addition, shares of Class B common stock may be converted into an equal number of shares of Class A common stock at any time at the option of the holders thereof and shall be converted into an equal number of shares of Class A common stock upon the adoption of a resolution to such effect by a majority of the entire Board of Directors of the Company and the holders of a majority of the outstanding shares of Class B common stock voting as a separate class. In the event of a "change in control" of American Biltrite, all of its shares of Class B common stock shall be automatically converted into an equal number of shares of Class A common stock without the requirement of any further action.

(2) Refers to the shares of Class B common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.

(3) A majority of the outstanding shares of American Biltrite are beneficially owned by Natalie S. Marcus, Cynthia S. Marcus and the named individuals who have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of American Biltrite and their voting of shares of American Biltrite in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus, and the aunt of William M. Marcus. Cynthia S. Marcus is the wife of William M. Marcus.

(4) Richard G. Marcus and Roger S. Marcus are brothers, and William M. Marcus is their cousin.

(5) Includes 151,100 shares of Class A common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.

(6)   Dimensional Fund Advisors, Inc. is an investment adviser registered under
      Section 203 of the Investment Advisers Act of 1940 and may be deemed to be the "beneficial owner" in the aggregate of 270,100 shares of the Company's Class A common stock. Dimensional Fund Advisors, Inc., however, disclaims beneficial ownership of such shares.

(7) Based on information contained in an amendment to a Schedule 13G filed with the Securities and Exchange Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 2006.

(8) Includes 4,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(9) Includes 4,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(10) Includes 4,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(11) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(12) Includes 160,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(13) Includes 4,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(14) Includes 160,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(15) Includes 18,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(16) Includes 18,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(17) Includes 16,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(18) Includes 12,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(19) Includes 418,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(20) Includes 13,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(21) Includes 1,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(22) Includes 1,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(23) Conus Partners, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and may be deemed to be the "beneficial owner" in the aggregate of 234,500 shares of the Company's Class A common stock. Conus Partners, Inc., however, disclaims beneficial ownership of such shares.

(24) Based on information contained in an amendment to a Schedule 13G filed with the Securities and Exchange Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 2005.

(25) The address of directors and officers listed as beneficial owners is c/o Congoleum Corporation, P.O. Box 3127, Mercerville, NJ 08619.

      The following table sets forth the number of shares of common stock, par value $.01, of American Biltrite owned as of March 9, 2007 by (a) each director of the Company and each person nominated to become a director of the Company,
(b) each person who is named in the Summary Compensation Table that appears later in this proxy statement and (c) all executive officers and directors of the Company as a group:

                                                      Amount and Nature        Percent of
                      Name of                           of Beneficial       American Biltrite
                  Beneficial Owner                      Ownership (1)          Common Stock
                  ----------------                      -------------          ------------

Richard G. Marcus .................................     559,538(2)(3)             15.8%

Roger S. Marcus ...................................     544,937(2)(4)             15.4%

William M. Marcus .................................     385,734(2)(5)             11.0%

Mark N. Kaplan ....................................       6,500(6)                  *

All directors and executive officers of the
  Company as a group (13 persons) .................   1,382,709                   36.8%

* Less than 1%

(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(2) As of the date shown, these shares were among the 2,154,832 shares, or 57.8%, of the outstanding Common Stock of American Biltrite beneficially owned by the following persons, who have identified themselves as persons who have taken, and reasonably anticipate continuing to take, actions which direct or may cause the direction of the management and policies of American Biltrite and the voting of their shares of Common Stock in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act: Natalie S. Marcus, Richard G. Marcus, Roger S. Marcus, William M. Marcus and Cynthia S. Marcus (c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481). American Biltrite owns 4,395,605 shares of the Class B Common Stock of the Company and 151,100 shares of the Class A Common Stock of the Company. These shares on a combined basis represent 69.5% of the voting power of the outstanding capital stock of the Company. Each of the named individuals may be deemed a beneficial owner of these shares.

(3) Richard G. Marcus has sole voting and investment power over 315,538 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Roger
      S. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 100,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Richard G. Marcus's wife, Beth A. Marcus, owns 8,651 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 160,000 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(4) Roger S. Marcus has sole voting and investment power over 300,937 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Richard G. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 100,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Marcus also has the right to acquire 160,000 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(5) William M. Marcus has sole voting and investment power over 305,734 shares. Mr. Marcus also has the right to acquire 80,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. William M. Marcus's wife, Cynthia S. Marcus, owns 9,400 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 4,000 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(6) Mark N. Kaplan has sole voting and investment power over 2,000 shares. Mark N. Kaplan has the right to acquire 4,500 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Kaplan also owns 16,000 shares of Class A Common Stock of the Company, and has the right to acquire 4,500 shares of Class A Common Stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement, which shares represent less than 1% of the voting power of the outstanding capital stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the common stock and other equity securities of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. Based upon a review of the Section 16 forms furnished to the Company during the year ended December 31, 2006, the Company believes that its officers, directors and beneficial owners of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

                    DIRECTOR ATTENDANCE AND 2006 COMPENSATION

      The following table sets forth information concerning the fees earned or paid in cash, the dollar amount recognized as compensation costs for financial reporting purposes of stock options computed in accordance with FAS 123R and other compensation for the Company's Board of Directors for the year ended December 31, 2006:

                            Fees Earned
                             or Paid in            Option             All Other
          Name                Cash ($)         Awards ($) (4)    Compensation ($)(1)     Total ($)
          ----                --------         --------------    -------------------     ---------

Roger S. Marcus              $     --            $     --           $  1,700             $  1,700
William M. Marcus(3)               --                  --              5,000                5,000
Richard G. Marcus                  --                  --              5,000                5,000
C. Barnwell Straut(3)          20,000                 840                 --               20,840
Mark S. Newman(3)              35,000                 840                 --               35,840
Mark N. Kaplan(3)              23,000                 840              4,940               28,780
Adam H. Slutsky(3)             35,000                 840              1,500               37,340
Jeffrey H. Coats(3)            35,000                 840              1,000               36,840
John N. Irwin (2)(3)            3,750                  --                 --                3,750

(1) Directors are eligible to have their contributions to qualified charitable organizations matched by the Company in an aggregate amount up to $5,000 per director per year. Amounts shown represent Company matching contributions.
(2)   John Irwin resigned as Director on May 9, 2006.
(3) As of December 31, 2006, the aggregate number of options awards outstanding was: Messrs. Slutsky and Coats 1,500 shares each; Messrs. Straut and Kaplan 4,500 shares each: and Messrs. Newman, Irwin and William
      M. Marcus 4,000 shares each.
(4) The fair value of the options awarded in 2006 to each of the directors shown was the same as the amount shown as compensation expense for the year. The fair value of the options was calculated based on a Black-Scholes option pricing model using the following assumptions: a 0% assumed dividend yield, 92% expected volatility, 10% forfeiture rate, 5.1% risk free interest rate, and 7 year expected life.

      During 2006, the Board of Directors of the Company held eight meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he serves, except Mr. Straut, who attended 12% of such aggregate number of meetings. Each director who was not an officer or employee of the Company or American Biltrite received a director's fee of $15,000 per year and $2,000 for each of the four regular Board meetings attended, and $3,000 for each Audit Committee meeting attended during 2006.

      On July 1, 1999, the Company adopted its non-tax qualified Non-Employee Directors Stock Option Plan to grant non-employee directors options to purchase shares of the Company's Class A common stock. A total of 50,000 shares of Class A common stock has been reserved for issuance under the plan. Each option granted has a ten-year term and will vest and become exercisable six months from the grant date. The exercise price for each option is the fair market value on the date of the grant. During 2006, options to purchase 2,500 shares were granted under the plan.

      All members of the Board of Directors are encouraged, but not required, to attend the Company's annual meetings of stockholders. All members of the Board of Directors, except Mr. Straut, attended the annual meeting of stockholders held in 2006.

                                   COMMITTEES

      The Board has an Audit Committee, a Compensation Committee and a Restructuring Oversight Committee. The Company's Audit Committee consists of four independent directors, as defined by the listing standards of the American Stock Exchange. The members of the Audit Committee are Mark S. Newman, Chairman,
C. Barnwell Straut, Adam H. Slutsky and Jeffrey H. Coats. The Board of Directors has determined that the Company has at least one audit committee financial expert serving on its Audit Committee. The audit committee financial expert is Mark S. Newman, who is an independent director as defined by the listing standards of the American Stock Exchange. Information regarding the functions performed by the Audit Committee, its membership and the number of meetings held during the fiscal year is set forth in the Audit Committee Report included in this annual proxy statement. The Audit Committee is governed by a written charter adopted by the Board of Directors.

      The Company's Compensation Committee consists of three independent directors, as defined by the listing standards of the American Stock Exchange. The members of the Compensation Committee are Mark N. Kaplan, Chairman, Mark S. Newman and Adam H. Slutsky. The Compensation Committee is responsible for approving executive compensation including base salaries, bonuses and criteria for their award, stock option plans, stock option grants, health and life insurance and other benefits. The Compensation Committee met once during 2006.

      The Company's Restructuring Oversight Committee consists of four independent directors as defined by the listing standards of the American Stock Exchange. The members of the Restructuring Committee are Mark S. Newman, Chairman, C. Barnwell Straut, Adam H. Slutsky and Jeffrey H. Coats. The Restructuring Oversight Committee is responsible for overseeing, reviewing, negotiating and evaluating the Company's Chapter 11 plan of reorganization including oversight of restructuring matters in which American Biltrite might have an interest. The Restructuring Oversight Committee met fourteen times during 2006.

      The Company does not have a standing nominating committee or formal procedure for nomination of directors. The Board of Directors believes that this is appropriate in light of the Company's ownership structure, which includes a single stockholder with more than 50% of the voting power. All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board and because the Board includes the controlling stockholder of the Company. Individual directors will generally recommend candidates to representatives of the controlling stockholder and, if acceptable, will submit those persons' names for consideration by the Board. The Board generally seeks candidates having a broad business background and who may also have a specific expertise in areas such as law, accounting, banking or investment banking.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and discussed them with management, who has primary responsibility for the preparation of the Company's financial statements, and with the independent auditors, who are responsible for auditing the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Such discussions included consideration of their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

      In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters required to be discussed by Statement on Auditing Standards No. 61, received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met quarterly with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during 2006.

      In March 2007, the Board approved an amended charter for the Audit Committee. A copy of that amended charter is posted on the Company's Internet website at www.congoleum.com.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also approved the selection of the Company's independent auditors.

                                      AUDIT COMMITTEE

                                      Mark S. Newman, Chairman
                                      C. Barnwell Straut
                                      Adam H. Slutsky
                                      Jeffrey H. Coats

                      COMPENSATION DISCUSSION AND ANALYSIS

      The following compensation discussion and analysis describes the compensation awarded to, earned by or paid to the Company's Chairman of the Board and Chief Executive Officer (who is the Company's principal executive officer), the Company's Chief Financial Officer (who is the Company's principal financial officer) and the Company's three other most highly compensated officers, as determined in accordance with the regulations of the Securities and Exchange Commission (collectively, the "named executive officers").

Compensation Philosophy

      The Company's compensation philosophy is to provide executive compensation programs which provide compensation reflecting both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's executive compensation strategy with a view towards relating executive compensation appropriately to the Company's overall growth and success and to the executive's duties, demonstrated abilities and, where appropriate, the performance of the operating division or subsidiary for which the executive is responsible. Additional objectives of the Company's compensation strategy include providing compensation programs which attract and retain the best possible executives, motivate those executives to achieve the Company's business goals and recognize individual contributions and overall business results. The Compensation Committee does not have a written charter.

Compensation Process

      Each year, the Compensation Committee conducts a review of the Company's executive compensation. This review includes consideration of: the relationship between an executive's current compensation and his/her current duties and responsibilities; and inflationary trends. The annual compensation review permits an ongoing evaluation of the relationships among the size and scope of the Company's operations, the Company's performance and its executive compensation. The Compensation Committee also considers the legal and tax effects (including the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company.

      The Compensation Committee's process also includes a review of the performance of each of the named executive officers for each fiscal year, the results of which are taken into account in establishing salary and bonus levels, as discussed in more detail below. In reviewing the individual performance of the Chief Financial Officer and the other three most highly compensated executive officers of the Company, the Compensation Committee takes into account the views of Roger S. Marcus, the Chief Executive Officer. In addition, the Compensation Committee takes into account the full compensation package afforded by the Company (including its parent company, American Biltrite Inc.) to the individual named executive officer. The Compensation Committee believes that this program balances both the mix of cash and equity compensation, the mix of currently-paid and longer-term compensation, and the security of pension or retirement benefits in a way that furthers the compensation objectives discussed above.

      Because Mr. Marcus provides his services to the Company pursuant to a Personal Services Agreement between the Company and American Biltrite, the Compensation Committee does not review Mr. Marcus' compensation. The Personal Services Agreement is administered by the disinterested directors of the Board as a whole. See notes to "Summary Compensation Table" for a summary of the Personal Services Agreement.

Elements of Compensation

      The material elements of the Company's executive compensation consist of base salary, annual cash bonus opportunities and stock options. The Company has established certain additional elements to the Company's executive compensation program, including, split-dollar insurance arrangements, pension and 401(k) benefits, health and welfare coverage and certain limited perquisites. The Compensation Committee's policies with respect to each of these elements are discussed below. The Compensation Committee normally meets once a year, in March, to discuss and determine the elements of compensation for the executive officers.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience and performance of the individual. Annual salary adjustments are determined by evaluating on an individual basis (i) new responsibilities of the executive's position, (ii) changes in the scope of the operations managed, (iii) the performance both of such operations and of the executive in the position and
(iv) annual increases in the cost of living. The Compensation Committee may also take into account additional factors as it deems appropriate, which may include such considerations as salaries paid by the Company's competitors for executives in comparable positions.

In addition to the criteria listed above, with respect to the base salary of each of the named executive officers, the Compensation Committee also took into account the length of each officer's service with the Company, each officer's increasing responsibilities in the course of such service, and the importance of retaining key executives during pendency of the Company's Chapter 11 proceedings. In keeping with the policy of adjusting salaries for the cost of living, for 2006, the base salary of each of the named executive officers was increased by approximately 3-4% over the base salary rate in effect for 2005.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined in the discretion of the Compensation Committee on the basis of individual and corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee also considers the views of Mr. Marcus as Chief Executive Officer and discusses with him the appropriate bonuses for all executives. The Compensation Committee believes that providing discretionary annual bonuses serves the goals of the Company's compensation philosophy by allowing the Committee to make determinations based upon an examination of all the circumstances of the Company's and the applicable named executive officer's performance during a year, which the Committee believes encourages the named executive officers to strive for superior performance.

      In accordance with the general policy of awarding bonuses to the named executive officers based principally on overall Company earnings, the Compensation Committee did not award any bonuses to any of the named executive officers in 2006.

Stock Options

      Under the Company's 1995 Stock Option Plan, as amended (the "1995 Stock Option Plan"), stock options may be granted to the Company's executive officers. The Compensation Committee determines stock option awards based on factors similar to those used to determine base salaries and annual bonus. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the 1995 Stock Option Plan, stock options may be either incentive stock options or nonqualified stock options, and the options' exercise price must be at least equal to the fair value of the Company's Class A common stock on the date of grant. All options granted under the 1995 Plan have ten-year terms and vest over five years at the rate of 20% per year beginning on the first anniversary of the date of grant.

      This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

      Based on the Company earnings, the Compensation Committee did not award any stock options to any of the named executive officers in 2006.

Health and Welfare Benefits

      The Company provides all employees, including executive officers, with a comprehensive health and welfare benefit package that includes medical, dental, life insurance, business travel and accident, and disability coverage.

Retirement Benefits

401(k) Plan Deferred Compensation

      The Company maintains the 401(k) Savings Investment Plan, a qualified 401(k) plan, to provide tax-advantaged savings vehicles to all employees, including named executive officers. Depending on the financial performance of the Company, the Company has also made matching contributions to the 401(k) Savings Investment Plan in some years. This plan, and any Company contributions to it, enhances the range of benefits that the Company offers all employees and the Company's ability to attract and retain employees. Under the terms of the 401(k) Savings Investment Plan, qualified employees may defer up to 15% to 20% of their eligible pay. Any matching contributions to named executive officers under the 401(k) Savings Investment Plan are determined by the level matching being provided to all participating employees, in conjunction with the participation and contribution of each named executive officer and are included below in the Summary Compensation Table.

Defined Benefit Plan

      The Company also maintains a qualified defined benefit pension plan, The Congoleum Salaried Retirement Plan. Each of the named executive officers other than Mr. Marcus and Mr. Feist is a participant in the Company's defined benefit pension plan, which provides retirement benefits based on a formula that includes average compensation and years of service. More detail regarding the benefits to the named executive officers under the defined benefit plan is set forth in the section entitled "Pension Benefits".

Perquisites

      Perquisites and other benefits represent a small part of the compensation package of executive officers, including named executive officers. The Compensation Committee annually reviews the perquisites and other personal benefits that the Company provides executive officers. The primary perquisites are club memberships, Company-leased automobiles, and reimbursement for spousal travel. The Compensation Committee's policy with respect to each of these perquisites is discussed below and more detail regarding the participation of named executive officers in these benefits is set forth in the Summary Compensation Table and the associated footnotes.

      Club Memberships. The Chief Executive Officer is eligible for reimbursement of annual costs associated with a country club membership. The Compensation Committee provides this benefit as a means to encourage entertainment of customers and other business associates.

      Company Automobile. The Company provides automobiles to certain selected employees, including named executive officers, which may be used for personal travel as well as business travel.

      Spousal Travel. The Company reimburses named executive officers for costs of spousal travel to functions the Company determines the spouse should attend.

Compensation Committee Report

      The Compensation Committee of the Board of Directors is currently comprised of Mark N. Kaplan, Chairman, Mark S. Newman and Adam H. Slutsky, each of whom is an independent director. The Compensation Committee has reviewed and discussed this compensation discussion and analysis with management and has recommended to the Board of Directors of the Company that the compensation discussion and analysis be included in this proxy statement.

                                       COMPENSATION COMMITTEE

                                            Mark N. Kaplan, Chairman
                                            Mark S. Newman
                                            Adam H. Slutsky

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 2006 were Mark N. Kaplan, Mark S. Newman and Adam H. Slutsky, none of whom is or was at any time during 2006 or at any previous time an officer or other employee of the Company. Mark
N. Kaplan is presently Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, a law firm retained by the Company in 2003 but not in 2004, 2005, 2006 or 2007 to date. Mr. Kaplan is also a director of American Biltrite. American Biltrite retained Skadden, Arps, Slate, Meagher & Flom LLP as a law firm in 2006 and 2007 and expects to retain the firm for the remainder of 2007.

                             EXECUTIVE COMPENSATION

      The table that follows sets forth information concerning the compensation earned by or paid to the Company's Chairman of the Board, President and Chief Executive Officer, the Chief Financial Officer and the Company's three other most highly compensated executive officers, for services rendered to the Company in all capacities during 2006. The table also identifies the principal position in which each of the named executives served the Company during 2006.

                           SUMMARY COMPENSATION TABLE

                                                                               Change in
                                                                                Pension
                                                                              Value and Non-
                                                                                Qualified
            Name                                                                 Deferred          All Other
             And                                                  Option       Compensation      Compensation
     Principal Position        Year     Salary ($)    Bonus ($)   Award ($)   Earnings ($)(2)       ($)(1)         Total ($)
     ------------------        ----     ----------    ---------   ---------   ---------------       ------         ---------

Roger S. Marcus
 - Chairman, President and
    Chief Executive Officer   2006              *        *           *                *            $11,329        $ 11,329

Howard N. Feist III
- Chief Financial Officer     2006             **        **          **           9,870                 **           9,870

John L. Russ III
- Senior Vice President
   Operations                 2006        198,750        --          --          16,577             12,449         227,776

Dennis P. Jarosz
- Senior Vice President
   Sales and Marketing        2006        200,625        --          --          39,544              1,175         241,344

Sidharth Nayar
- Senior Vice President
   Finance                    2006        196,875        --          --          14,544                264         211,683

(1) Amounts shown for each officer consist of premiums for Company-paid term life insurance, spousal travel reimbursed by the Company and personal use of Company provided automobile.

(2) The amounts shown for each officer consist of the change in the actuarial present value of his accumulated benefit under the Company Salaried Retirement Plan between January 1, 2006 and December 31, 2006.

(*) Pursuant to the terms of the Personal Services Agreement dated as of March 11, 1993, as amended, between the Company and American Biltrite, Roger S. Marcus serves as the Chairman, President and Chief Executive Officer of the Company and, in connection therewith, devotes substantially all of his time to his duties in such capacity; provided, however, that Mr. Marcus is entitled to remain as a director and executive officer of American Biltrite. The Agreement, as amended, further provides that Richard G. Marcus, the brother of Roger Marcus, serves as Vice Chairman of the

      Company (Richard Marcus together with Roger Marcus, the "Executives"). The Personal Services Agreement expires on March 10, 2008, subject to earlier termination in the event of either Executive's death or disability, either Executive's termination of employment with American Biltrite, or the termination of either Executive's association with the Company for "Cause" (which is defined to mean (i) indictment for any felony involving dishonesty or moral turpitude; (ii) embezzlement or misappropriation of funds or property of the Company or its affiliates; (iii) generally, the Executive's willful refusal to obey or perform lawful resolutions of the Board of Directors of the Company; (iv) chronic absenteeism after written notice and reasonable opportunity to be heard; (v) chronic alcoholism or other substance addiction after written notice and reasonable opportunity to be heard; and (vi) willful and material breach of duties and obligations after written notice and reasonable opportunity to be heard). The Agreement, as amended, may be further extended for successive one-year periods if the parties so elect. The Agreement, as amended, states that in exchange for the services of both Executives, the Company shall pay annually to American Biltrite: (i) a personal services fee of $500,000 payable in equal monthly installments and subject to annual increase (which shall be reduced to $300,000 in the event of termination of Richard Marcus or reduced to $200,000 in the event of termination of Roger Marcus); (ii) an annual incentive fee, subject to the Company's attainment of certain business and financial goals, as determined by a majority of the Company's disinterested Directors; and (iii) reimbursement for authorized business expenses. For the year ended December 31, 2006, the Company paid $674,000 in personal services fees to American Biltrite.

(**) Howard N. Feist III also serves as Chief Financial Officer of American Biltrite, and did not receive any compensation from the Company in 2006. Mr. Feist has an accumulated benefit under the Company Salaried Retirement Plan which is fixed in amount for past service with the Company. The change in actuarial present value of his accumulated benefit shown ($9,870) is the result of applying different actuarial assumptions and a shorter discount period applied to that fixed benefit amount, which was earned prior to 2000. His current retirement benefits are provided by American Biltrite.

                      OUTSTANDING EQUITY AWARDS AT YEAR END

      The following table sets forth information relating to the number and value of each named executive officer's outstanding equity awards at December 31, 2006. There were no grants of plan based awards to named executive officers or any option exercises by any named executive officers during 2006:

                                                      Option Awards
                                                      -------------
                          Number of Securities            Number of Securities      Option
                         Underlying Unexercised          Underlying Unexercised     Exercise         Option
         Name            Options (#) Exercisable       Options (#) Unexercisable    Price ($)    Expiration Date
         ----            -----------------------       -------------------------    ---------    ---------------

Roger S. Marcus                 160,000                         40,000(1)             2.05          7/11/2012

Howard N. Feist III              12,000                          3,000(1)             2.05          7/11/2012

John L. Russ III                 12,000                          3,000(2)             0.36          2/01/2013

John L. Russ III                  3,000                          4,500(3)             1.94          5/10/2014

Dennis P. Jarosz                 18,000                          4,500(1)             2.05          7/11/2012

Sidharth Nayar                    9,000                         13,500(3)             1.94          5/10/2014

(1)   Awards vest on July 11, 2007
(2)   Awards vest on February 1, 2008
(3)   Awards vest in three equal installments on May 10, 2007, 2008 and 2009

                                PENSION BENEFITS

      In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension plan (the "Pension Plan") for all salaried (non-hourly) employees.

      The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive calendar months in which the participating employee had the highest level of earnings during the 120 consecutive calendar months preceding retirement. Employees compensated on a salaried basis are eligible to participate in the Pension Plan on the first day of the month following the month in which they complete one year of service.

      The annual amount of pension payable at Normal Retirement Date (the first day of the month following attaining age 65 with the completion of five years of service) is .5% of the employee's final five year average pensionable earnings up to his Social Security Covered Compensation, plus .9% of any excess over his Social Security Covered Compensation, multiplied by years of credited service, after January 1, 1994 plus the accrued benefit at December 31, 1993 under the terms of the Plan as in effect on that date. Average pensionable earnings is the average of participant's compensation for the highest 60 consecutive month period in the 120-month period ending with the month immediately prior to termination. Social security covered compensation is the average of the Social Security Taxable Wage Base for the 35-year period ending with the year in which the participant attains Social Security Retirement Age. The compensation used to determine a participants benefits under the Pension Plan includes such participant's salary (including base pay, commissions, overtime and amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401 (k) or 125 of the Internal Revenue Code of 1986, as amended) and bonuses. The Internal Revenue Service has limited the maximum compensation for benefit purposes to $220,000 in 2006. Salary and bonus amounts listed in the Summary Compensation Table are items of compensation covered by the Pension Plan. The normal form of benefit is a single life annuity or qualified joint and 50% survivor annuity. The Plan also offers optional forms of benefit which are intended to provide the same actuarial present value as the normal benefit payable at normal retirement age.

      An employee attaining age 55 and 5 years of service may elect early retirement and receive the benefit that would otherwise be payable at his/her normal retirement date, reduced 0.4% for each month that benefit commencement precedes such date.

      The table below sets forth certain information relating to the Pension Plan with respect to the Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers of the Company at December 31, 2006. Roger S. Marcus and Howard N. Feist III are not eligible to participate in the Pension Plan because they are employees of American Biltrite. Mr. Feist has an accumulated benefit for past service with the Company prior to such employment.

                             PENSION BENEFITS TABLE

                                                          Number of Years           Present Value of
          Name                     Plan Name            Credited Service (#)     Accumulated Benefit ($)
          ----                     ---------            --------------------     -----------------------

Roger S. Marcus             Salaried Retirement Plan               --                       --

Howard N. Feist III                    "                           18                  109,867

John L. Russ III                       "                            4                   70,182

Dennis P. Jarosz (1)                   "                           34                  287,581

Sidharth Nayar                         "                           20                   82,117

(1)   Mr. Jarosz is eligible for an early retirement benefit as described above.

(2) Calculation based on the following valuation assumptions: Interest rate of 6%, mortality rate as of December 31, 2005, based on the 1983 Group Annuity Mortality table, mortality rate as of December 31, 2006 based on the RP-2000 blended mortality table.

There are no written or unwritten arrangements providing for other pension payments.

             POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

      Under the terms of the 1995 Stock Option Plan, as amended, all outstanding options granted under that plan become immediately vested and exercisable if:
(i) any person (other than an exempt person (as defined in the succeeding sentence)) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of that two-year period constitute the Company's entire Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction of the type referred to in clauses (i),
(iii) or (iv) of this paragraph) whose election to the Company's Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of that two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Company's Board of Directors; (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the Company's voting securities outstanding immediately prior to the consummation of that transaction representing 50% or more of the combined voting power of the surviving or parent entity outstanding immediately after the merger of consummation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an exempt person) acquires 50% or more of the combined voting power of the Company's then outstanding securities; or (iv) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all, or substantially all, of the Company's assets. For purposes of the 1995 Stock Option Plan, an "exempt person" means (a) the Company, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company or (d) any person or group of persons who, immediately prior to the adoption of the 1995 Stock Option Plan, owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

      The monetary value of accelerating all unexercisable options held by named executive officers assuming a change of control at December 31, 2006 would have been $7,800 based on the difference between fair market value of the common shares of the company on such date and the aggregate exercise price of such awards.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to the terms of the Business Relations Agreement dated as of March 11, 1993 between the Company and American Biltrite (as amended, the "Business Relations Agreement"), (i) the Company granted American Biltrite the right to purchase the Company's vinyl and vinyl composition tile at a price equal to the lower of 120% of the Company's fully absorbed manufacturing costs for such tile and the lowest price paid by any of the Company's other customers and the exclusive right and license (including the right to sublicense) to distribute such tile in Canada, subject to the Company's right to make direct sales in Canada, and (ii) American Biltrite granted the Company the non-exclusive right to purchase floor tile and urethane from American Biltrite at a price equal to the lower of 120% of American Biltrite's fully absorbed manufacturing costs for such products and the lowest price charged by American Biltrite to any of its other customers. The Business Relations Agreement has an initial term of fifteen years and may be extended for successive one-year periods if the parties so elect. For the year ended December 31, 2006, the Company had purchases of $5.3 million from and sales of $1.0 million to American Biltrite pursuant to the Business Relations Agreement.

      The amended Business Relations Agreement was amended in August 19th, 1997 to permit the Company to distribute tile in Canada in exchange for a royalty of 50% of the Company's gross profit on such sales. For 2006, the Company paid $524 thousand in royalties pursuant to this agreement.

      Pursuant to terms of a Licensing Agreement effective January 1, 2006 between the Company and American Biltrite (Canada) Ltd. ("ABI (Canada)"), the Company granted a license to ABI (Canada) for use of its technology to manufacture non-PVC flooring products. The licensing fee ranges from 3% to 5% of sales. Based on development costs incurred by ABI (Canada), royalties will not become due and payable until royalties owed the Company exceed $100,000. There were no payments made by ABI (Canada) to the Company under this arrangement for 2006.

      The Company and American Biltrite and others are parties to a Joint Venture Agreement entered into in December 1992 (the "Joint Venture Agreement"), pursuant to which American Biltrite ultimately contributed the assets and certain liabilities of its United States flooring business to the Company in return for cash and an equity interest in the Company. Pursuant to the Joint Venture Agreement, American Biltrite is obligated to indemnify the Company for liabilities incurred by the Company which were not assumed by the Company pursuant to the Joint Venture Agreement, and the Company is obligated to indemnify American Biltrite for, among other things, all liabilities relating to American Biltrite's former United States tile flooring operations.

      In addition, as discussed in a note to the "Summary Compensation Table," the Company and American Biltrite are parties to the Personal Services Agreement pursuant to which Roger S. Marcus serves as the Chairman, President and Chief Executive Officer of the Company and Richard G. Marcus serves as Vice Chairman of the Company. For the year ended December 31, 2006, the Company paid $674,000 in personal services fees.

      The Company also provides certain data processing services to American Biltrite. The scope and terms of such services are renegotiated annually. American Biltrite's Chief Financial Officer, Howard N. Feist III, also acts as the Company's Chief Financial Officer and Secretary. Mr. Feist receives no compensation from the Company for such services. In addition, from time to time American Biltrite and the Company make joint purchases of goods or services in order to benefit from their combined purchasing power. Costs for such goods or services are allocated ratably between American Biltrite and the Company.

      The Company employs certain immediate family members of the Company's executive officers. In no case did compensation paid to any of these individuals exceed $120,000 in 2006.

      In accordance with its charter, the Company's Audit Committee is responsible for reviewing all proposed transactions and dealings with respect to which any executive officer, director, nominee for director or security holder who is the beneficial owner of more than five percent of any class of the Company's voting securities or the immediate family member of any of the foregoing have an interest. All such related party transactions are disclosed to the full board of directors and approved by the members of the board of directors who do not have an interest in such related party transaction.

                  RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

      The Audit Committee has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2007. Fees billed by Ernst & Young LLP for 2006 and 2005 are as follows:

Audit Fees

      The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the financial statements of the Company for 2005 and 2006 and the reviews of the Company's quarterly financial statements included in the Company's Quarterly Reports on Form 10-Q for 2005 and 2006 were $380,000 and $405,000, respectively.

Audit-Related Fees

      The aggregate fees and expenses billed by Ernst & Young for professional services rendered for audit related services for 2005 and 2006 were $69,058 and $18,685, respectively. The fees were for review of internal controls in preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

      The aggregate fees billed by Ernst & Young LLP for tax services related to tax compliance, tax advice, tax planning, and tax examination assistance in 2005 and 2006 were $10,025 and $0, respectively.

All Other Fees

      The aggregate fees billed by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above for 2005 and 2006 were $3,000 and $0, respectively, which related to services providing assistance with reporting requirements related to the Company's filing under Chapter 11 of the United States Bankruptcy Code.

      All audit-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's pre-approval policy and procedure is to review Ernst & Young's proposed audit, audit-related services, tax services and other services and pre-approve such services specifically described to the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more members of the Committee pre-approval authority with respect to permitted services. The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the regulations promulgated by the Securities and Exchange Commission.

      Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the year 2008 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by December 14, 2007. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 27, 2008.

                        STOCKHOLDER COMMUNICATION POLICY

      The Company has established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619, Attention: Howard N. Feist III. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

                                  OTHER MATTERS

      The management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                                    By Order of the Board of Directors
                                    CONGOLEUM CORPORATION


                                    Howard N. Feist III
                                    Secretary

Mercerville, New Jersey
April 12, 2007

                                 REVOCABLE PROXY
                              CONGOLEUM CORPORATION

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD TUESDAY, MAY 8, 2007

      The undersigned hereby appoints Roger S. Marcus, Richard G. Marcus and Howard N. Feist III, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all the shares of Class A common stock, par value $.01 per share, of Congoleum Corporation, a Delaware corporation ("Congoleum"), which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders of Congoleum to be held on Tuesday, May 8, 2007 at Bank of America, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts at 1:30 p.m., local time, or at any adjournments or postponements thereof (the "Annual Meeting"), hereby revoking any proxy heretofore given.

                                                       With-  For All
                                                For    hold   Except

PROPOSAL 1.  ELECTION OF DIRECTORS              |_|    |_|      |_|

   The nominees are:  Richard G. Marcus   Mark N. Kaplan    Mark S. Newman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR ELECTION AS DIRECTORS LISTED ABOVE AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Please sign, date and return this proxy card promptly in the enclosed envelope. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          --------------------------------------
Please be sure to sign and date           Date
this Proxy in the box below.
--------------------------------------------------------------------------------

-------  Stockholder sign above -------- Co-holder (if any) sign above---------

+                                                                             +

   Detach above card, sign, date and mail in postage paid envelope provided.

                              CONGOLEUM CORPORATION
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________